                                                                    EXHIBIT 10.2
                            LEVEL 3 COMMUNICATIONS

AE       Lisa Christensen                    DATE       16-Mar-99
CUSTOMER       John Robertson                                                PRICE QUOTE
COMPANY        Information Highway.Com            LOCATION A             REVISION INFORMATION
STREET         185-10751 Shellbridge Way                                     REVISION DATE
CITY, ST ZIP   Richmond, BC CANADA V6X2W8                                    OLD QUOTE ID
PHONE          604-278-5996                       LOCATION Z

PRICE QUOTE ID  Joh36235Lis
QTY PROD  ITEM CODE N        DESCRIPTION                              TERM    $-VOL     1999      2000      2001    INSTALL
                                                                                         MRC       MRC       MRC
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
50  MDM   MMTP-MDM-TRN       Excess Port Utilization (Transit)       1 YEAR  $35,000   $ 2,250   $ 2,250   $ 2,250  $   500
 1  IPC   IPC-SPC-CABUS      Full Cabinet - US                       1 YEAR  $35,000   $   800   $   800   $   800  $ 1,500
 1  IPC   IPC-INST-FIRST-US  Customer Managed Installation-First     1 YEAR  $35,000   $  -      $  -      $  -     $ 1,500
                                 Cabinet US
 1  IPC   IPC-MANT-01HR-US   Maintenance Package - 1 Hour-US         1 YEAR  $35,000   $    75   $    75   $    75  $  -
 2  IPC   IPC-BW-09M         Bandwidth Per MB 2-9 Mbps               1 YEAR  $35,000   $ 1,400   $ 1,400   $ 1,400  $ 1,500

                                                                                       $47,275   $47,275   $47,275  $14,500
                                                                                        1999      2000      2001    INSTALL
                                                                                         MRC       MRC       MRC

PRICE QUOTE ID  Joh36235Lis
QTY PROD                                          NOTES
50  MDM                                           50 Ports for Atlanta to be installed November 1999
50  MDM                                           50 Ports for Baltimore to be installed November 1999
50  MDM                                           50 Ports for Boston to be installed June 1999
50  MDM                                           50 Ports for Chicago to be installed September 1999
50  MDM                                           50 Ports for Cincinnati to be installed November 1999
50  MDM                                           50 Ports for Dallas to be installed May 1999
50  MDM                                           50 Ports for Denver to be installed December 1999
50  MDM                                           50 Ports for Detroit to be installed October 1999
50  MDM                                           50 Ports for Houston to be installed May 1999
50  MDM                                           50 Ports for Los Angeles to be installed July 1999
50  MDM                                           50 Ports for Miami to be installed December 1999
50  MDM                                           50 Ports for New York to be installed September 1999
50  MDM                                           50 Ports for Orlando to be installed October 1999
50  MDM                                           50 Ports for Philadelphia to be installed June 1999
50  MDM                                           50 Ports for San Diego to be installed July 1999
50  MDM                                           50 Ports for San Jose to be installed July 1999
50  MDM                                           50 Ports for Seattle to be installed April 1999
50  MDM                                           50 Ports for Tampa to be installed December 1999
50  MDM                                           50 Ports for DC to be installed October 1999
50  MDM                                           50 Ports for NJ to be installed September 1999
 1  IPC                                           Monthly charge for 1 Cabinet in Seattle Gateway
 1  IPC                                           Installation fee for Cabinet

 1  IPC                                           1 hour a month of support assistance

 2  IPC                                           2 megs of burstable Access to the Level 3 IP Backbone

Customer Approval of Customer Order Form                                                        APPROVALS
This Price Quote is governed by Level 3 Communications, LLC's
Terms and Conditions for Delivery of Service (which are available
for Customer's review either upon request or on Level 3's web site),    _______RAMP-UP PERIOD         /s/ John Robertson     3/23/99
and shall be incorporated into the Customer Order submitted by                                  ------------------------------------
 Customer for the foregoing Services                                                            Authorized Customer Signature  Date

IF LEVEL 3 DOES NOT HAVE LOCAL ACCESS CAPACITY:                                                          John Robertson      3/23/99
THE ORDER WILL BE PUT ON HOLD UNTIL CAPACITY IS AVAILABLE OR                                    ------------------------------------
THE CUSTOMER MAY REQUEST REPRICING AT OFF-NET RATES.                                            Typed or Printed Name          Date

Level (3)
COMMUNICATIONS

Level(3)

                             TERMS AND CONDITIONS
                            FOR DELIVERY OF SERVICE

These Terms and Conditions for Delivery of Service (the Terms and Conditions) shall be applicable to Customer Orders executed by Customer for Services delivered by Level 3 Communications, LLC ("Level 3"), and shall be incorporated into each Customer Order. These Terms and Conditions are applicable to sales of Services originating or terminating in the United States.

DEFINITIONS
-----------

Confidential Information: Licensed Software, and all source code, source documentation, inventions, know-how, and ideas, updates and any documentation and information related to the Licensed Software, and any non-public information regarding the business of a party provided to either party by the other party where such information is marked or otherwise communicated as being "proprietary" or confidential" or the like, or where such information is, by its nature, confidential.

Customer: The person, firm or corporation so named on the Customer Order.

Customer Order: A request for Level 3 Service submitted by the Customer in the format devised by Level 3 and accepted by Level 3.

Firm Order Commitment: A written communication from Level 3 to Customer within which Level 3 commits to deliver some or all of the Services requested in a Customer Order.

Licensed Software: Computer software, in object code format only, the use of which is required for use of Service ordered by Customer hereunder.

Premises: The location(s) occupied by Customer or its end users specified in the Customer Order to (or from) which Service will be delivered.

Revenue Commitment: A commitment which, if made by Customer in a Customer Order or in any other form specified and accepted by Level 3, obligates Customer to order and pay for a minimum volume of Services during an agreed term.

Service: Any communications (or related) service offered by Level 3 pursuant to a Customer Order.

SECTION 1. CUSTOMER ORDERS
--------------------------

1.1  Submission of Customer Orders.  Customer may submit to Level 3 Customer
     ------------------------------
Order forms requesting the provision of Service. Each Customer Order form shall be submitted on a form designated by Level 3. Level 3 shall confirm the accuracy of information on the Customer Order form and the availability of the Services requested. Level 3's delivery of a Firm Order Commitment respecting such Services shall constitute Level 3's acceptance of the Customer Order for such Services. The Customer Order form and attachments shall set forth the Service, the locations for delivery of same, the prices to be charged for same and any applicable term and/or Revenue Commitment.

1.2  Undertaking of Level 3.  If Level 3 issues a Firm Order Commitment
     ----------------------
respecting Services, Level 3 will furnish such Services in accordance with these Terms and Conditions and any Customer Orders executed by Customer. All title to equipment or materials used to deliver the Services (except as otherwise expressly agreed) shall be and remain with Level 3.

SECTION 2.  BILLING AND PAYMENT
-------------------------------

2.1  Payment and Renderinq of Bills.  Level 3 shall bill all charges incurred by
     ------------------------------
and credits due to Customer on a monthly basis (unless otherwise agreed in writing by Level 3 and Customer). Level 3 shall bill in advance charges for all Services to be provided during the ensuing month except for charges which are dependent upon usage of Service (which charges shall be billed in arrears). Adjustments for the .quantities of Service established or discontinued in any billing period will be prorated to the number of days based on a 30day month. Level 3 will, upon request and if available, furnish such detailed information as may reasonably be required for verification of the bill.

2.2  Payment of Bills.  All bills are due upon receipt thereof by Customer, and
     ----------------
become past due thirty (30) days thereafter. The unpaid balance of any past due bills shall bear interest at a rate of 1.5% per month (prorated on a daily basis), or the highest rate allowed by law, whichever is less. Interest will be applied for the number of days from the date the bill became past due to and including the date that payment is received by Level 3.

2.3  Taxes and Fees.  Except for taxes based on Level Ts net income and except
     --------------
with respect to ad valorem personal and real property taxes imposed on Level 3's property, Customer shall be responsible for payment of all sales, use, gross receipts, excise, access, bypass, franchise or other local, state and federal taxes, fees, charges, or surcharges, however designated, imposed on or based upon the provision, sale or use of the Services delivered by Level 3 (including, but not limited to, taxes and fees lawfully assessed by nations outside of the United States). Any taxes shall be separately stated on Customer's bill. Any state or local tax. fee, charge, or surcharge shall be payable only for Services that are subject to such imposition.

2.4  Regulatory and Legal Changes.  In the event of any change in applicable law
     ----------------------------
or regulation that materially increases the cost of delivery of Service, Level 3 and Customer shall negotiate regarding the rates charged to Customer to reflect such increase in cost and, in the event that the parties are unable to reach agreement respecting new rates within thirty (30) days after Level Ts delivery of written notice requesting renegotiation, then (a) Level 3 may pass such increased costs through to Customer, and (b) Customer may terminate the affected Customer Order upon no less than sixty (60) days' prior written notice without payment of any applicable termination charge

2.5  Disputed Bills.  In the event that Customer disputes any portion of the
     --------------
charges contained in a bill, Customer must pay the undisputed portion of the invoice in full and submit a documented claim for the disputed amount All claims must be submitted to Level 3 within sixty (60) days of receipt of billing for those Services. If Customer does not submit a claim within such period and in the manner stated above, Customer waives all rights to dispute such charges.

2.6  Credit Approval and Deposits.  Customer shall provide Level 3 with credit
     ----------------------------
information as requested in advance of the commencement of delivery of Service under any Customer Order. Delivery of Service is subject to credit approval. Level 3 may require any Customer to make a deposit as a condition to Level Ts acceptance of any Customer Order submitted by Customer, or as a condition to Level Ts continuation of Service under any Customer Order (but only when Customers consumption of Service materially exceeds Customer's anticipated use or when, in Level 3's reasonable discretion, such deposit is required in order to secure Customer's continued payment obligation), which deposit shall be held by Level 3 as security for payment of charges. A deposit may not exceed the actual or estimated rates and charges for the Service for a two (2) month period. At such time as the provision of Service to Customer is terminated, the amount of the deposit will be credited to Customer's account and any credit balance which may remain will be refunded.

2.7  Fraudulent Use of Services.  Customer shall be solely responsible for all
     --------------------------
charges incurred respecting the Services, even if such charges were incurred through or as a result of fraudulent or unauthorized use of the Services, unless Level 3 has actual knowledge of such fraudulent or unauthorized use and fails to inform Customer thereof or otherwise limit or preclude such use. Nothing in this
Section 2.7, however, shall be construed to obligate Level 3 to detect or report unauthorized or fraudulent use of Services.

SECTION 3. CANCELLATION OF CUSTOMER ORDERS
------------------------------------------

3.1  Cancellation of Customer Order by Level 3.
     -----------------------------------------

A. For nonpayment Level 3 may, upon fourteen (14) days' written notice, discontinue Service without incurring any liability when there is an unpaid balance for Service that is past due.
B. For any violation of law or of any of the provisions governing the furnishing of Service: Any Customer Order shall be subject to cancellation, without notice, for any violation of any law, rule, regulation or policy of any government authority having jurisdiction over Service or by reason - of any order or decision of a court or other government authority having jurisdiction which prohibits Level 3 from furnishing such Service.
C. For other causes: Any Customer Order shall be subject to cancellation, upon fourteen (14) days' prior written notice, in the event of a breach of a Customer Order, fraudulent use of the Service, or fraud or misrepresentation in any submission of information required in a Customer Order or any other information submitted to Level 3.
D. For any Customer filing of bankruptcy or reorganization or failing to discharge an involuntary petition therefor within sixty (60) days after filing:
Level 3 may immediately discontinue or suspend delivery of Service without incurring any liability.
E. For consumption of Services that materially exceeds Customer's credit limit Level 3 may, upon fourteen (14) days prior written notice and provided Customer has not provided additional security for payment which is sufficient in Level Ts reasonable discretion, discontinue or suspend delivery of Service without incurring any liability.

3.2  Effect of Cancellation.  Upon Level 3's discontinuance of Service to
     ----------------------
Customer under any of the foregoing subparagraphs, Level 3 may, in addition to all other remedies that may be available to Level 3 at law or in equity or under any other provision of a Customer Order, assess and collect from Customer any termination charge set forth herein (to the extent applicable).

3.3  Resumption of Service.  If Service has been discontinued by Level 3, and
     ---------------------
Customer requests that Service be restored, Level 3 shall have the sole and absolute discretion to restore such Service only after satisfaction of such conditions as Level 3 determines to be required for its protection. Nonrecurring charges apply to restoration of Service.

SECTION 4. DELIVERY OF SERVICES
-------------------------------

4.1  Level 3 Access to Premises.  Customer shall allow Level 3 continuous and
     --------------------------
reasonable access to the Premises to the extent reasonably determined by Level 3 to be appropriate to the installation, inspection and maintenance of equipment, facilities and systems relating to the Service. Level 3 shall notify Customer two (2) business days in advance of any regularly scheduled maintenance that will require access to the Premises.

4.2  Level 3 Facilities.  Level 3 will use reasonable efforts to maintain the
     ------------------
facilities and equipment required to deliver Service. Customers shall not and shall not permit others to rearrange, disconnect, remove, attempt to repair, or otherwise tamper with any of the facilities or equipment installed by Level 3, except upon the written consent of Level 3. Equipment provided or installed at the Premises by Level 3 for use in connection with the Service shall not be used for any purpose other than that for which Level 3 provided it In the event that Customer or a third party attempts to operate or maintain any Level 3-owned equipment without first obtaining Level 3's written approval, in addition to any other remedies of Level 3 for a breach by Customer of Customers obligations hereunder. Customer shall pay Level 3 for any damage to Level 3-owned equipment caused thereby. Customer shall be responsible for the payment of service charges in the event that maintenance or inspection of the equipment is required as a result of Customers breach of this Section. Level 3 shall, in the event that such expenses are incurred, deliver to Customer a written invoice therefor. In no event shall Level 3 be liable to Customer or any other person for interruption of Service or for any other loss, cost or damage caused or related to improper use or maintenance of Level 3-owned equipment.

4.3  Title and Power.  Title to all facilities (except as otherwise agreed),
     ---------------
including terminal equipment shall remain with Level 3. The electric power consumed by such equipment on the Premises shall be provided by and maintained at the expense of Customer.

4.4  Customer-Provided Equipment.  Level 3 shall not be responsible for the
     ---------------------------
operation or maintenance of any Customer-provided communications equipment. Level 3 may install certain Customer provided communications equipment upon installation of Service; unless otherwise agreed by Level 3 in writing, Level 3 shall not thereafter be responsible for the operation or maintenance of such equipment. Level 3 shall not be responsible for the transmission or reception of signals by Customer-provided equipment or for the quality of, or defects in, such transmission.

4.5  Removal of Equipment.  Customer agrees to allow Level 3 to remove all Level
     --------------------
3-owned equipment from the Premises:
A. after termination, interruption or suspension of the Service in connection with which the equipment was used; and
B. for repair, replacement or otherwise as Level 3 may determine is necessary or desirable.

At the time of such removal, such equipment shall be in the same condition as when delivered to Customer or installed in the Premises, normal wear and tear only excepted. Customer shall reimburse Level 3 for the depreciated cost of any equipment which is not in such condition.

4.6  Service Subject to Availability.  The furnishing of Service under these
     -------------------------------
Terms and Conditions is subject to the availability on a continuing basis of all the necessary facilities and is limited to the capacity of Level 3's facilities, as well as facilities Level 3 may obtain from other carriers to furnish Service from time to time as required at the sole discretion of Level 3. Nothing in these Terms and Conditions shall be construed to obligate Customer to submit, or Level 3 to accept, Customer Orders.

4.7  No Liability for Failure to Transmit Messages.  Level 3 does not undertake
     ---------------------------------------------
to transmit messages, but offers the use of its Service when available, and, as more fully set forth elsewhere in these Terms and Conditions and any applicable Customer Orders, shall not be liable for errors in transmission or for failure to establish connections.

4.8  Service Level Agreements.  All warranties respecting the Service, and the
     ------------------------
remedies applicable to a failure of Level 3 to meet such warranties, shall be set forth in Service Level Agreements applicable to the particular Service, which Service Level Agreements (when and if issued by Level 3) shall be deemed attached hereto and by this reference incorporated herein.

SECTION 5. OBLIGATIONS AND LIABILITY LIMITATION
-----------------------------------------------

5.1  Obligations of the Customer.  Customer shall be responsible for:
     ---------------------------
A. The payment of all charges applicable to the Service (including charges incurred as a result of fraud or unauthorized use of the Service).
B. Damage or loss of Level 3's facilities or equipment installed on the Premises (unless caused by the negligence or willful misconduct of the employees or agents of Level 3);
C. Providing the level of power, heating and air conditioning necessary to maintain the proper environment on the Premises for the provision of Service;
D. Providing a safe place to work and complying with all laws and regulations regarding the working conditions on, the Premises;

E. Granting Level 3 or its employees access to the Premise for the purpose of maintaining Level 3's facilities in accordance herewith;

F. Keeping Level 3's equipment and facilities located on Premises free and clear of any liens or encumbrances.

5.2  Liability.  The liability of Level 3 for damages arising out of the
     ---------
furnishing of Service, including but not limited to mistakes, omissions, interruptions, delays, tortious conduct or errors, or other defects, representations, use of Service or arising out of the failure to furnish Service, whether caused by acts of commission or omission, shall be limited to the extension of credit allowances due under any Service Level Agreement. The extension of such credit allowances or refunds shall be the sole remedy of Customer and the sole liability of Level 3. Neither party shall be liable for any indirect incidental, special, consequential, exemplary or punitive damages (including but not limited to damages for lost profits or lost revenues), whether or not caused by the acts or omissions or negligence of its employees or agents, and regardless of whether such party has been informed of the possibility or likelihood of such damages.

5.3  Disclaimer of Warranties.  LEVEL 3 MAKES NO WARRANTIES OR REPRESENTATIONS,
     ------------------------
EXPRESS OR IMPLIED EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR USE. EXCEPT THOSE EXPRESSLY SET FORTH HEREIN OR IN ANY APPLICABLE SERVICE LEVEL AGREEMENT.

SECTION 6. SOFTWARE TERMS
-------------------------

6.1  License.  If and to the extent that Customer requires the use of Licensed
     -------
Software in order to use the Service supplied under any Customer Order, then Customer shall have a nonexclusive, nontransferable license to use such Licensed Software only and solely to the extent required to permit delivery of the Service. Customer shall in no event be entitled to claim title to or any ownership interest in any Licensed Software (or any derivations or improvements thereto), and Customer shall execute any documentation reasonably required by Level 3 to memorialize Level 3's existing and continued ownership of Licensed Software.

6.2  Restrictions.  Customer agrees that it shall not:
     ------------
A. copy the Licensed Software except as allowed and permitted by the express written consent of Level 3;
B. reverse engineer, decompile or disassemble the Licensed Software;
C. sell, lease, license or sublicense the Licensed Software; or
D. create, write or develop any derivative software or any other software program based on the Licensed Software or any Confidential Information of Level 3.

SECTION 7. CONFIDENTIAL INFORMATION
-----------------------------------

7.1  Disclosure and Use.  The Confidential Information disclosed by either party
     ------------------
constitutes the confidential and proprietary information of the disclosing party and the receiving party shall retain same in strict confidence and not disclose to any third party (except as authorized by these Terms and Conditions) without the disclosing party's express written consent. Each party agrees to treat all Confidential Information of the other in the same manner as it treats its own proprietary information, but in no case will the degree of care be less than reasonable care.

7.2  Restricted Use.  Each party agrees:
     --------------
A. to use Confidential Information only for the purposes of performance of any Customer Order or as otherwise expressly permitted by these Terms and Conditions;
B. not to make copies of Confidential Information or any part thereof except for purposes consistent with these Terms and Conditions; and
C. to reproduce and maintain on any copies of any Confidential Information such proprietary legends or notices (whether of disclosing party or a third party) as are contained in or on the original or as the disclosing party may otherwise reasonably request.

7.3   Exceptions.  Notwithstanding the foregoing, each party's confidentiality
      ----------
obligations hereunder shall not apply to information which:
A. is already known to the receiving party;
B. becomes publicly available without fault of the receiving party;
C. is rightfully obtained by the receiving party from a third party without restriction as to disclosure, or is approved for release by written authorization of the disclosing party;
D. is developed independently by the receiving party without use of the disclosing party's Confidential Information;
E. is required to be disclosed by law.

7.4  Publicity.  This agreement shall not be construed as granting to either
     ---------
party any right to use any of the other party's or its affiliates' trademarks, service marks or trade names or otherwise refer to the other party in any marketing, promotional or advertising materials or activities. Without limiting the generality of the forgoing, neither party shall issue any publication or press release relating to, or otherwise disclose the existence of, any contractual relationship between Level 3 and Customer, except as may be required by law.

7.5  Remedies.  Notwithstanding any other section of these Terms and Conditions,
     --------
the non-breaching party shall be entitled to seek equitable relief to protect its interests, including but not limited to preliminary and permanent injunctive relief. Nothing stated herein shall be construed to limit any other remedies available to the parties.

7.6  Survival.  The obligations of confidentiality and limitation of use shall
     --------
survive the termination of any applicable Customer Order.

SECTION 8. GENERAL TERMS
------------------------

8.1  Force Majeure.  Except with respect to payment obligations, neither party
     --------------
shall be liable, nor shall any credit allowance or other remedy be extended, for any failure of performance or equipment due to causes beyond such party's reasonable control, including but not limited to: acts of God, fire, flood or other catastrophes; any law, order, regulation, direction, action, or request of any governmental entity or agency, or any civil or military authority; national emergencies, insurrections, dots, wars; unavailability of rights-of-way or materials; or strikes, lock-outs, work stoppages, or other labor difficulties. In the event Level 3, for reasons set forth in this paragraph 8.1, is unable to deliver Service pursuant to any Customer Order for 90 consecutive days, then Customer may terminate the affected Customer Order without termination liability.

8.2  Assignment or Transfer.  Customer may not transfer or assign the use of
     ----------------------
Service without the express prior written consent of Level 3, and then only when such transfer or assignment can be accomplished without interruption of the use or location of Service. These Terms and Conditions shall apply to all such permitted transferees or assignees. Customer shall, unless otherwise expressly agreed by Level 3 in writing, remain liable for the payment of all charges due under each Customer Order.

8.3  Notices.  Any notice Level 3 may give to Customer or Customer shall give to
     -------
Level 3 shall be deemed property given when delivered, if delivered in person, or when sent via facsimile, overnight courier, electronic mail or when deposited with the U.S. Postal Service, (a) with respect to Customer, the address listed an each Customer Order, or (b) with respect to Level 3, to: Contracts Administration, Level 3 Communications, LLC, 1450 Infinite Drive, Louisville, CO 80027. Customer shall notify Level 3 of any changes to its addresses listed on any Customer Order.

8.4  Indemnification by Customer.  Customer shall indemnify, defend and hold
     ---------------------------
Level 3 harmless from claims, loss, damage, expense (including attorney's fees and court costs), or liability (including liability for patent infringement) arising from (1) any claims made against Level 3 by any end user in connection with the delivery or consumption of Service, (2) use of facilities furnished by Level 3 in a manner inconsistent with the terms hereof or in a manner that Level 3 did not contemplate and over which Level 3 exercises no control and (3) all other claims, loss, damage, expense (including attorneys fees and court costs), or liability arising out of any commission or omission by Customer in connection with the Service.

8.5  Indemnification by Level 3.  Level 3 shall indemnify, defend and hold
     --------------------------
Customer harmless from claims, loss, damage, expense (including attorney's fees and court costs), or liability (including liability for patent infringement) arising from all claims, loss, damage, expense (including attorneys fees and court costs), or liability for property damage or personal injury to the extent that such claims arise out of or are caused by Level 3's negligence or willful misconduct.

8.6  Application of Tariffs.  Level 3 may elect or be required by law to file
     ----------------------
with the appropriate regulatory agency tariffs respecting the delivery of certain Service. In the event and to the extent that such tariffs have been or are filed respecting Service ordered by Customer, then (to the extent such provisions are not inconsistent with the terms of a Customer Order) the terms set forth in the applicable tariff shall govern Level 3's delivery of, and Customers consumption or use of, such Service.

8.7  Contents of Communications.  Level 3 shall have no liability or
     --------------------------
responsibility for the content of any communications transmitted via the Service by Customer or any other party, and Customer shall hold Level 3 harmless from any and all claims (including claims by governmental entities seeking to impose penal sanctions) related to such content.

8.8  Entire Understanding.  These Terms and Conditions, including any Customer
     --------------------
Orders executed hereunder (and any tariff applicable to the delivery of Service), constitutes the entire understanding of the parties related to the subject matter hereof. In the event of a conflict between these Terms and Conditions and any Customer Order executed hereunder, the Customer Order shall control. These Terms and Conditions shall be governed and construed in accordance with the laws of the state of Colorado.

8.9  No Waiver.  No failure by either party to enforce any rights hereunder
     ---------
shall constitute a waiver of such right.

                             TERMS AND CONDITIONS
                             PRIVATE LINE SERVICE

The following Terms and Conditions shall be applicable to metropolitan (local), city to city (within the United States) and international (from the United States to another country) private line, non-switchable circuits (the "Private Line Services") ordered by Customer under any Customer Order.

1. Any state or federal tariffs applicable to the Private Line Services to be delivered under any Customer Order are incorporated into the terms thereof.

2. The nonrecurring charges and monthly recurring rates for the Private Line Services provided by Level 3 to Customer shall be set forth in each Customer Order.

3. Customer hereby agrees to pay for the Private Line Services for the period of time specified in each Customer Order, which period shall commence with the initiation of delivery of such Services. The rates and other charges set forth in each Customer Order are established in reliance on the term commitment made therein. In the event that Customer terminates Services ordered in any Customer Order or in the event that the delivery of Services terminated due to a failure of Customer to satisfy the requirements set forth herein or in the Terms and Conditions prior to the end of the agreed term, Customer shall (unless Customer has made a Revenue Commitment) pay a termination charge equal to the termination or other charges paid or to be paid by Level 3 for services purchased from other sources used to deliver the Private Line Services to Customer, plus the percentage of the monthly recurring charges for the terminated Private Line Services calculated as follows:

A. 100% of the monthly recurring charge that would have been incurred for the Private Line Service for months 1-12 of the agreed term; plus

B. 75% of the monthly recurring charge that would have been incurred for the Private Line Service for months 13-24 of the agreed term; plus

C. 50% of the monthly recurring charge that would have been incurred for the Private Line Service for months 25 through the end of the agreed term.

Customer may, in the event that a Revenue Commitment is made and is then being satisfied by Customer, terminate, rearrange or reconfigure the Private Line Services ordered under a Customer Order without payment of the termination charge specified above; PROVIDED, HOWEVER, that Customer shall be responsible for payment of Level 3's then-current standard nonrecurring charges for such termination, rearrangement or reconfiguration.

                    Standard Service Level Agreement (SLA)
                    --------------------------------------
                   International / US National Private Line

International/National Private Line service will be backed by a Standard Service Level Agreement that has two components: a Service Delivery SLA and a Network Performance SLA.

NOTE: The total number of credits per month for both Service Delivery is limited to four days.


Service Delivery SLA
--------------------

US On-net City          Standard Service Delivery Intervals
(US NPLS and IPL)

----------------------------------------------------------------------------------------------------------------------------------
                        Nx64K, DS1, E1*                       DS3                                   0C3/0C12
----------------------------------------------------------------------------------------------------------------------------------
                        US NPLS             IPL               US NPLS            IPL                US NPLS            IPL
----------------------------------------------------------------------------------------------------------------------------------
On-Net                  20 working days     20 working days   30 working days    30 working days    40 working days    30
----------------------------------------------------------------------------------------------------------------------------------
Off-Net building        30 working days     60 working days   45 working days    60 working days    60 working days    ICB
within SSA (either
end)
----------------------------------------------------------------------------------------------------------------------------------
Off-net building        30 working days     60 working days   45 working days    60 working days    70 working days    ICB
outside SSA
(within 50 miles)
(either end)
----------------------------------------------------------------------------------------------------------------------------------

US Domestic Served Off-net City                            Standard Service Delivery Intervals
----------------------------------------------------------------------------------------------------------------------------------
                                          DS1                        DS3                   0C3
----------------------------------------------------------------------------------------------------------------------------------
One side of the circuit is served by an   30 working days            45 working days       60 working days (70 days would apply
off-net city POP                                                                           if the customer location served by the
                                                                                           gateway city is outside of the SSA)
----------------------------------------------------------------------------------------------------------------------------------

         *Off-net building must have DS3 local service availability in order to support
      **E1 delivery is available in NYC only and is dependent upon local availability of E1 delivery

 .  Single toll-free number to reach Level 3 Customer Service for all customer issues, including technical, billing, product inquiries.
 .  Mean Time to Respond - Within 30 minutes
 .  2 hour calendar month Average Time To Repair (MTTR)

If Level 3 fails to meet any of the guarantees above, Level 3 will review all reported failures at the end of the month, and calculate the applicable credits:

> Any customer inquiry to the Level 3 Customer Service Center that results in a Time to Respond of >30 minutes will result in a one day service credit when the customer notifies Level 3 of the failure.

> MTTR is calculated as a monthly average. All reported customer trouble tickets will be totaled over the month, then the average time to close each ticket will be calculated. If the MTTR is greater than 2 hours, the customer will receive a one day service credit.

> Credits will only be applied to events where the Customer reports a failure to the Level 3 Customer Care organization. Customers must report any Service Delivery failures within five business days of the event

Network Performance SLA
-----------------------

 .   99.99% Service Availability
-------------------------------

Target Bit Error Rate /1/
------------------------

       End-to-end link (Level 3 on-net)        less than 1 x 10/-11/ at T1 Rate (equivalent rate for DSO 1x10/-6/)
       End-to-end link (Non-Level 3 access)    less than 1 x 10/-7/ (Dependent on local supplier)

Target Severely Errored Seconds /2/
-----------------------------------

End-to-end link (Level 3 fiber access)         less than 0.008%
End-to-end link (Non-Level 33 access)          less than 0.013% (Dependent on local supplier)

> Availability refers to customer's access point to the Level 3 Backbone Network, including their Level 3 provided local access circuit.
>Availability does not include regularly scheduled or emergency maintenance events, or customer caused outages or disruptions.
> Customers may report service unavailability events of longer than 15 consecutive minutes to Level 3 customer service within 48 hours of the event. If the event is confirmed by Level 3 customer service, the customer will receive a pro-rated service credit that equals the time of the unavailability.

NOTES:

>All measurements are based on monthly averages.
>These guarantees only apply to the Level 3 Network (including the Local Access to the customer). They do not apply to off-net city circuits which do not transit the Level 3 Backbone Network (or the portion the circuit which does not transit the Level 3 Backbone)
>This SLA does not apply to periods of regularly scheduled or emergency maintenance that Level 3 performs on its network or associated hardware and software.
>Credits will only be applied to events where the Customer reports a network performance failure to the Level 3 Customer Care organization.
>Customers must report any Network Performance failures (unavailability or delay) within 48 hours (two business days) of the service affecting event in order to receive a credit. Customers must report any Service Delivery failures within five business days of the event.


________________________
/1/ Bit Error Rate Figure excludes periods of more than 10 seconds having error rates equal to, or worse than 1x10-3

/2/ Severely Errored Seconds have bit error rates, to, or worse than 1x10-3

                              TERMS AND CONDITIONS
                              TELEPHONY COLOCATION

The following Terms and Conditions shall be applicable to Customers use of space within Level 3 facilities used for the purpose of colocating telecommunications equipment (the "Space") ordered by Customer under any Customer Order.

1. Upon execution and performance of Customer's obligations under a Customer Order for use of Space, Customer shall be granted the right to occupy the Space identified therein. Customer may submit multiple Customer Orders requesting use of different Space, each of which shall be governed by the terms hereof.

2. Customer shall be permitted to use the Space only for placement and maintenance of communications equipment which shall be interconnected to the network services offered by Level 3. Customer may use the Space to cross connect to the facilities of other communications carriers if and only if Level 3 cannot or will not provide such services to Customer on commercially reasonable terms. The nonrecurring and monthly recurring charges for the Space and any Services ordered by Customer shall be set forth in each Customer Order.

3. During the term for use of the Space set forth in each Customer Order, Customer shall commit to use, order and pay for Level 3 network communications services (not including monthly recurring fees charged for the use of the Space) with monthly recurring charges of at least $2,000.00 for each cabinet of Space ordered by Customer. Customer shall achieve the minimum service level no later than six (6) months after submission and acceptance of each Customer Order. Level 3 may terminate use of the Space in the event that Customer does not satisfy this minimum service commitment.

4. Level 3 shall perform such janitorial services, environmental systems maintenance, power plant maintenance and other actions as are reasonably required to maintain the facility in which the Space is located in good condition which is suitable for the placement of communications equipment. Customer shall maintain the Space in orderly and safe condition, and shall return the Space to Level 3 at the conclusion of the term set forth in the Customer Order in the same condition (reasonable wear and tear excepted) as when such Space was delivered to Customer. EXCEPT AS EXPRESSLY STATED HEREIN OR IN ANY CUSTOMER ORDER, THE SPACE SHALL BE DELIVERED AND ACCEPTED "AS IS" BY CUSTOMER, AND NO REPRESENTATION HAS BEEN MADE BY LEVEL 3 AS TO THE FITNESS OF THE SPACE FOR CUSTOMER'S INTENDED PURPOSE.

5. The term of use of the Space shall begin on the later to occur of the date requested by Customer or the date that Level 3 completes the build-out of the Space. Customer's use of the Space beyond the initial term shall be an a month-to-month basis, unless Customer and Level 3 have agreed in writing to a renewal of the right to use such Space.

6. Level 3 shall use reasonable efforts to complete the build-out and make the Space available to Customer on or before the date requested by Customer. In the event that Level 3 fails to complete the build-out within sixty (60) days of the date requested by Customer, then Customer may terminate its rights to use such Space and receive a refund of any fees paid for the use or build-out of such Space.

7. Customer shall abide by any posted or otherwise communicated rules relating to use of, access to, or security measures respecting the Space. In the event that unauthorized parties gain access to the Space through access cards, keys or other access devices provided to Customer, Customer shall be responsible for any damages incurred as a result thereof. Customer shall be responsible for the cost of replacing any security devices lost or stolen after delivery thereof to Customer. In addition, Level 3 shall have the right to terminate Customers use of the Space in the event that: (a) Level Ts rights to use the facility within which the Space is located terminates or expires for any reason; (b) Customer has violated the terms hereof or any Customer Order submitted hereunder, (c) Customer makes any material alterations to the Space without first obtaining the written consent of Level 3; (d) Customer allows personnel or contractors to enter the Space who have not been approved by Level 3 in advance; or (e) Customer violates any posted or otherwise communicated rules relating to use of or access to the Space. Level 3 shall use reasonable efforts to notify Customer of any events that may result in termination of the use of the Space.

8. Customer shall pay all monthly recurring fees, cross-connect fees, power charges and nonrecurring fees specified in each Customer Order for the agreed term thereof. In the event that Customer terminates a Customer Order for Space or in the event that the Customer Order is terminated due to a failure of Customer to satisfy the requirements set forth herein or in the Customer Order prior to the end of the agreed term, Customer shall pay a termination charge equal to the costs incurred by Level 3 in returning the Space to a condition suitable for use by other parties, plus the percentage of the monthly recurring fees for the terminated Space calculated as follows:

A. 100% of the monthly recurring fees that would have been charged for the Space for months 1-12 of the agreed term; plus

B. 75% of the monthly recurring fees that would have been charged for the Space for months 13-24 of the agreed term; plus

C. 50% of the monthly recurring fees that would have been charged for the Space for months 25 through the end of the agreed term.

9. Level 3 reserves the right to change the location or configuration of the Space, provided, however, that Level 3 shall not arbitrarily or discriminatorily require such changes. Level 3 and Customer shall work in good faith to minimize any disruption in Customer's services that may be caused by such changes in location or configuration of the Space.

10. Prior to occupancy and during the term of use of any Space, Customer shall procure and maintain the following minimum insurance coverage: (a) Workers' Compensation in compliance with all applicable statutes of appropriate jurisdiction. Employer's Liability with limits of $500,000 each accident (b) Commercial General Liability with combined single limits of $1,000,000 each occurrence; and (c) "All Risk" Property insurance covering all of Customers personal property located in the Space. Customer's Commercial General Liability policy shall be endorsed to show Level 3 (and any underlying property owner, as requested by Level 3) as an additional insured. All policies shall provide that Customer's insurers waive all rights of subrogation against Level 3. Customer shall furnish Level 3 with certificates of insurance demonstrating that Customer has obtained the required insurance coverages prior to occupancy of the Space. Such certificates shall contain a statement that the insurance coverage shall not be materially changed or cancelled without at least thirty (30) days' prior written notice to Level 3. Customer shall require any contractor entering the Space on its behalf to procure and maintain the same types, amounts and coverage extensions as required of Customer above.

11. The liability of Level 3 for damages arising out of the furnishing of Space, including but not limited to mistakes, omissions, interruptions, delays, tortious conduct or errors, or other defects arising out of the failure to furnish Space, whether caused by acts of commission or omission, shall be limited to a prorated refund of the charges paid by Customer for the use of the Space hereunder. The extension of such refunds shall be the sole remedy of Customer and the sole liability of Level 3.

                              TERMS AND CONDITIONS
                                 IP COLOCATION

The following Terms and Conditions shall be applicable to Customer's use of space within Level 3 facilities used for the purpose of colocating equipment used for connection to the internet (the "Space") ordered by Customer under any Customer Order.

1. Upon execution and performance of Customer's obligations under a Customer Order for use of Space, Customer shall be granted the right to occupy the Space identified therein. Customer further agrees to purchase certain communications services ('Services") identified in Customer Orders for such Services submitted by Customer hereunder. Customer may submit multiple Customer Orders requesting use of different Space, each of which shall be governed by the terms hereof. Services ordered by Customer shall at all times be used by Customer in compliance with Level 3's then-current Acceptable Use Policy and Privacy Policy, as amended by Level 3 from time to time and which are available through Level Ts web site.

2. Customer shall be permitted to use the Space only for placement and maintenance of computer and/or communications equipment which shall be interconnected to the Services provided by Level 3. Customer may use the Space to cross connect to the facilities of other communications carriers if and only if Level 3 cannot or will not provide such services to Customer on commercially reasonable terms. The nonrecurring and monthly recurring charges for the Space and the Services shall be set forth in each Customer Order.

3. During the term for use of the Space set forth in each Customer Order, Customer shall commit to use, order and pay for the following amounts of bandwidth provided by Level 3: (a) for Customers using cabinets, at least 1 Mbps of bandwidth for each partial cabinet and at least 2 Mbps of bandwidth for each full cabinet of Space ordered by Customer; and (b) for Customers using private rooms, at least 1 Mbps of bandwidth for each 10 square feet of Space ordered by Customer. Customer shall achieve the minimum service level immediately after submission and acceptance of each Customer Order. Level 3 may terminate use of the Space in the event that Customer does not satisfy this minimum service commitment.

4. Level 3 shall perform such janitorial services, environmental systems maintenance, power plant maintenance and other actions as are reasonably required to maintain the facility in which the Space is located in good condition which is suitable for the placement of communications equipment. In addition, Customer may order and pay for Level 3 to perform certain limited ("remote hands") maintenance services on Customer's equipment within the space, which shall be performed in accordance with Customer's directions. "Remote hands" maintenance services includes power cycling equipment. Level 3 shall in no event be responsible for the repair, configuration or tuning of equipment or for installation of Customer's equipment (although Level 3 will provide reasonable assistance to Customer in such installation). Customer shall maintain the Space in orderly and safe condition, and shall return the Space to Level 3 at the conclusion of the term set forth in the Customer Order in the same condition (reasonable wear and tear excepted) as when such Space was delivered to Customer. EXCEPT AS EXPRESSLY STATED HEREIN OR IN ANY CUSTOMER ORDER, THE SPACE SHALL BE DELIVERED AND ACCEPTED "AS IS" BY CUSTOMER, AND NO REPRESENTATION HAS BEEN MADE BY LEVEL 3 AS TO THE FITNESS OF THE SPACE FOR CUSTOMER'S INTENDED PURPOSE.

5. The term of use of the Space shall begin on the later to occur of the date requested by Customer or the date that Level 3 completes the build-out of the Space. Customer's use of the Space beyond the initial term shall be on a month-to-month basis, unless Customer and Level 3 have agreed in writing to a renewal of the right to use such Space. Customer hereby agrees to pay for the Space and Services for the period of time specified in each Customer Order, which period shall commence when both completion of the build-out of the Space and initiation of delivery of such Services has occurred. The r 6tes and other charges set forth in each Customer Order are established in reliance on the term commitment made therein. In the event that Customer terminates a Customer Order for Space or in the event that the Customer Order is terminated due to a failure of Customer to satisfy the requirements set forth herein or in the Customer Order prior to the end of the agreed term, Customer shall pay a termination charge equal to the costs incurred by Level 3 in returning the Space to a condition suitable for use by other parties, plus the percentage of the monthly recurring fees for the terminated Space calculated as follows:

a. 100% of the monthly recurring fees that would have been charged for the Space for months 1-12 of the agreed term; plus

b. 75% of the monthly recurring fees that would have been charged for the Space for months 13-24 of the agreed term; plus

C. 50% of the monthly recurring fees that would have been charged for the Space for months 25 through the end of the agreed term.

6. Level 3 shall use reasonable efforts to complete the build-out and make the Space available to Customer on or before the date requested by Customer. In the event that Level 3 fails to complete the build-out within sixty (60) days of the date requested by Customer, then Customer may terminate its rights to use such Space and receive a refund of any fees paid for the use or build-out of such Space.

7. Customer shall abide by any posted or otherwise communicated rules relating to use of, access to. or security measures respecting the Space. In the event that unauthorized parties gain access to the Space through access cards, keys or other access devices provided to Customer, Customer shall be responsible for any damages incurred as a result thereof. Customer shall be responsible for the cost of replacing any security devices lost or stolen after delivery thereof to Customer. In addition, Level 3 shall have the right to terminate Customer's use of the Space or the Services in the event that (a) Level 3's rights to use the facility within which the Space is located terminates or expires for any reason;
(b) Customer has violated the terms hereof or of any Customer Order submitted hereunder; (c) Customer makes any material alterations to the Space without first obtaining the written consent of Level 3; (d) Customer allows personnel or contractors to enter the Space who have not been approved by Level 3 in advance; or (e) Customer violates any posted or otherwise communicated rules relating to use of or access to the Space. Level 3 shall use reasonable efforts to notify Customer of any events that may result in termination of the use of the Space or delivery of Services.

8. Level 3 reserves the right to change the location or configuration of the Space, provided, however, that Level 3 shall not arbitrarily or discriminatorily require such changes. Level 3 and Customer shall work in good faith to minimize any disruption in Customer's services that may be caused by such changes in location or configuration of the Space.

9. Level 3 provides only access to the Internet; Level 3 does not operate or control the information, services, opinions or other content of the Internet Customer agrees, that it shall make no claim whatsoever against Level 3 relating to the content of the Internet or respecting any information, product service or software ordered through or provided by virtue of the Internet.

10. Prior to occupancy and during the term of use of any Space, Customer shall procure and maintain the following minimum insurance coverage: (a)
Workers' Compensation in compliance with all applicable statutes of appropriate jurisdiction. Employees Liability with limits of $500,000 each accident; (b) Commercial General Liability with combined single limits of $1,000,000 each occurrence; and (c) "All Risk" Property insurance covering all of Customers personal property located in the Space. Customers Commercial General Liability policy shall be endorsed to show Level 3 (and any underlying property owner, as requested by Level 3) as an additional insured. All policies shall provide that Customer's insurers waive all rights of subrogation against Level 3. Customer shall furnish Level 3 with certificates of insurance demonstrating that Customer has obtained the required insurance coverages prior to occupancy of the Space. Such certificates shall contain a statement that the insurance coverage shall not be materially changed or cancelled without at least thirty (30) days prior written notice to Level 3. Customer shall require any contractor entering the Space on its behalf to procure and maintain the same types, amounts and coverage extensions as required of Customer above.

11. The liability of Level 3 for damages arising out of the furnishing of Services or the Space, including but not limited to mistakes, omissions, interruptions, delays, tortious conduct or errors, or other defects arising out of the failure to furnish Services or Space, whether caused by acts of commission or omission, shall be limited to a prorated refund of the charges paid by Customer for the use of the Space hereunder. The extension of such refunds shall be the sole remedy of Customer and the sole liability of Level 3.

                              TERMS AND CONDITIONS
                    INTERNET ACCESS - DEDICATED AND DIAL UP

The following Terms and Conditions shall be applicable to dedicated and dial-up Internet Access Service (the "Internet Access Services") ordered by Customer under any Customer Order.

1. Any state or federal tariffs applicable to the Internet Access Services to be delivered under any Customer Order are incorporated into the terms thereof. The Internet Access Services shall at all times be used in compliance with Level 3's then-current Acceptable Use Policy and Privacy Policy, as amended by Level 3 from time to time and which are available through Level 3's web site.

2. The nonrecurring charges and monthly recurring rates for the Internet Access Services provided by Level 3 to Customer shall be set forth in each Customer Order.

3. Customer hereby agrees to pay for the Internet Access Services for the period of time specified in each Customer Order, which period shall commence with the initiation of delivery of such Internet Access Services. The rates and other charges set forth in each Customer Order are established in reliance on the term and/or volume commitment made therein. In the event that Customer terminates Internet Access Services ordered in any Customer Order or in the event that the delivery of Internet Access Services is terminated due to a failure of Customer to satisfy the requirements set forth herein or in the Customer Order prior to the end of the agreed term, Customer shall (unless Customer has made a Revenue Commitment) pay a termination charge equal to the termination or other charges paid or to be paid by Level 3 for services purchased from other sources used to deliver the Internet Access Services to Customer, plus the percentage of the monthly recurring charges for the terminated Internet Access Services calculated as follows:

a. 100% of the monthly recurring charge that would have been incurred for the Internet Access Service for months 1-12 of the agreed term; plus

b. 75% of the monthly recurring charge that would have been incurred for the Internet Access Service for months 13-24 of the agreed term; plus

C. 50% of the monthly recurring charge that would have been incurred for the Internet Access Service for months 25 through the end of the agreed term.

Customer may, in the event that a Revenue Commitment is made and is then being satisfied by Customer, terminate, rearrange or reconfigure the Internet Access Services ordered under a Customer Order without payment of the termination charge specified above; PROVIDED, HOWEVER, that Customer shall be responsible for payment of Level 3's then-current standard nonrecurring charges for such termination, rearrangement or reconfiguration.

4. Level 3 provides only access to the Internet Level 3 does not operate or control the information, services, opinions or other content of the Internet Customer agrees that it shall make no claim whatsoever against Level 3 relating to the content of the Internet or respecting any information, product, service or software ordered through or provided by virtue of the Internet.

5. This Section 5 shall apply only to Customers who order Dial-Up Internet Access Services. The Dial-Up Internet Access Services shall be used only by an officer, director, employee or agent ("Employee") of Customer. Customer shall assure that each Employee accessing the Dial-Up Internet Access Service abides by these Terms and Conditions. Prior to any Employee accessing Dial-Up Internet Access Services, such Employee will be required to accurately complete an on-line registration process. During this registration process, each Employee will be required to identify himself/herself through some means satisfactory to Level
3. Pursuant to the registration process, by clicking an "ACCEPT" icon, each Employee will (i) agree to accurately complete the registration; (ii) agree to abide by all of the provisions, terms, limitations, conditions and restrictions of these Terms and Conditions; and (iii) agree to use the Dial-Up Internet Access Services in accordance with any requirements set forth in the online registration process and for the legitimate business purposes of Customer only. Each Employee will also receive a password which such Employee will agree to keep in strict confidence and which will be required whenever accessing the Dial-Up Internet Access Services.

                     Standard Service Level Agreement (SLA)
                     --------------------------------------
                                   Release I
                                   ---------
                           Internet Dedicated Access

Dedicated Internet Access service will be backed by a Standard Service Level Agreement that has two components: a Service Delivery SLA and a Network Performance SLA.

NOTE: The total number of credits per month for both Service Delivery and Network Performance is limited to four days.

Service Delivery SLA
--------------------
 .   30 Calendar Day Installation Guarantee for Customers buying Dedicated
    Internet Access in speeds from 64 Kbps - 1.544 Kbps within the Standard Service Area
 .   45 Calendar Day Installation Guarantee for Customers buying Dedicated
    Internet Access in speeds from 3 Mbps - 45 Mbps within the Standard Service Area.
 .   Single toll-free number to reach Level 3 Customer Service for all customer issues, including technical, billing, and product inquiries.
 .   Time to Respond - Within 30 minutes
 .   2 hour calendar month Average Time To Repair (ATTR)

If Level 3 fails to meet any of the guarantees above, Level 3 will review all reported failures at the end of the month, and calculate the applicable credits:

>Any customer inquiry to the Level 3 Customer Service Center that results in a Time to Respond of >30 minutes will result in a one day service credit when the customer notifies Level 3 of the failure.

>ATTR is calculated as a monthly average. All reported customer trouble tickets will be totaled over the month, then the average time to close each ticket will be calculated. If the ATTR is greater than 2 hours, the customer will receive a one day service credit.

>Credits will only be applied to events where the Customer reports a failure to the Level 3 Customer Care organization. Customers must report any Service Delivery failures within five business days of the event.

Network Performance SLA
-----------------------
 .  Service Availability
   --------------------

>Availability refers to customer's access point to the Level 3 Internet network, including their Level 3 provided local access circuit, and the customer's port. >Unavailability Events are defined as any outage of the Level 3 provided local access circuit and the customer's port of longer than 15 consecutive minutes. >The Availability Guarantee does not extend to the performance of Internet networks controlled by other companies, or traffic exchange points (including NAPs and MAEs) which are controlled by other companies.
>Availability does not include regularly scheduled or emergency maintenance events, or customer caused outages or disruptions.
>Customers may report service unavailability events of longer than 15 consecutive minutes to Level 3 customer service within 48 hours of the event. If the event is confirmed by Level 3 customer service, the customer will receive a pro-rated service credit that equals the time of the unavailability.

 .   40 ms One-Way Delay Guarantee

>The Delay guarantee refers to the average delay parameters among the Level 3 Gateway sites in the United States. It does not extend to the customers local access circuit, transit or peering connections, or to circuits to the traffic exchange points, including NAPs and MAEs.
>Delay is measured as the average delay, over a calendar month, of traffic between all major Gateways on the Level 3 U.S. Internet network.
>Level 3 will publicly report the Average Monthly Delay measurement for the Level 3 U.S. Internet Network at the end of every month.
>If the customer reports that Level 3 has failed to meet the Delay guarantee, and this is confirmed by Level 3 customer service, the customer will be issued one day service credit.

NOTES:

>All measurements are based on monthly averages.
>These guarantees only apply to the Level 3 Internet Network. They do not apply to NAP or transit connections, or to any traffic once it leaves the Level 3 network.
>This SLA does not apply to periods of regularly scheduled or emergency maintenance that Level 3 performs on its network or associated hardware and software.
>Credits will only be applied to events where, the Customer reports a network performance failure to the Level 3 Customer Care organization.
>Customers must report any Network Performance failures (unavailability or delay) within 48 hours (two business days) of the service affecting event in order to receive a credit. Customers must report any Service Delivery failures within five business days of the event.

                              Terms and Conditions
          MANAGED MODEM -- DEDICATED, QUICKSTART AND TRANSIT SERVICES

The following Terms and Conditions shall be applicable to services required to allow access to "Dedicated Services," "Dedicated Service with QuickStart" and "Transit Services" as offered by Level 3 (the "Managed Modem Services") ordered by Customer under any Customer Order.

1. Any state or federal tariffs applicable to the Managed Modem Services to be delivered under any Customer Order are incorporated into the terms thereof. The Managed Modem Services shall at all times be used in compliance with Level 3's then-current Acceptable Use Policy and Privacy Policy, as amended by Level 3 from time to time and which are available through Level 3's web site.

2. In the event Customer orders "Dedicated Service," end user traffic will be routed through and aggregated in Level Ts facility, sent to the Customer's Premises via a dedicated circuit, and then routed to its final destination by Customer. In the event that Customer orders "Transit Services," End User traffic will be routed to Level 3's facility and then routed to its final destination by Level 3 via the Internet. Dedicated Service with "QuickStart" will initially be provisioned to the Customer in the same fashion as Transit Services, until such time as Level 3 has provisioned the dedicated circuit to send end user traffic from Level Ts facility to the Customers Premises. QuickStart will then be migrated to standard Dedicated Service. Customers ordering Dedicated Services will be required to make a portion of the Premises available to Level 3 for the placement of equipment necessary to provide such Dedicated Services. For Dedicated Service. all Customer CPE as well as the private line necessary to support this service will be ordered, installed and managed by Level 3. Any telephone numbers assigned to Customer for the purpose of providing Managed Modem Services hereunder shall be property of Customer; PROVIDED, however, that Level 3 shall be obligated to release such numbers to Customer upon expiration or termination hereof if and only if Customer is then in compliance with all of the terms contained herein or in the Standard Terms and Conditions.

3. The nonrecurring charges and monthly recurring rates for the Managed Modem Services provided by Level 3 to Customer shall be set forth in each Customer Order. Level 3 will dedicate the specified number of ports to Customer in the Level 3 facilities as identified in each Customer Order. Customer may be responsible for additional monthly charges if Customers use of the Managed Modem Services requires and utilizes more parts than the number committed to and ordered by Customer 4. Customer hereby agrees to pay for the Services for the period of time specified in each Customer Order, which period shall commence with the initiation of delivery of such Managed Modem Services. The rates and other charges set forth in each Customer Order are established in reliance on the term commitment made therein. In the event that Customer terminates Managed Modem Services ordered in any Customer Order or in the event that the delivery of Managed Modem Services is terminated due to a failure of Customer to satisfy the requirements set forth herein or in the Customer Order prior to the end of the agreed term, Customer shall (unless Customer has made a Revenue Commitment) pay a termination charge equal to the termination or other charges paid or to be paid by Level 3 for services purchased from other sources used to deliver the Managed Modem Services to Customer, plus the percentage of the monthly recurring charges for the terminated Managed Modem Services calculated as follows:

a. 100% of the monthly recurring charge that would have been incurred for the Managed Modem Service for months 1-12 of the agreed term; plus

b. 75% of the monthly recurring charge that would have been incurred for the Managed Modem Service for months 13-24 of the agreed term; plus

C. 50% of the monthly recurring charge that would have been incurred for the Managed Modem Service for months 25 through the end of the agreed term.

Customer may, in the event that a Revenue Commitment is made and is then being satisfied by Customer, terminate, rearrange or reconfigure the Managed Modem Services ordered under a Customer Order without payment of the termination charge specified above; PROVIDED, HOWEVER, that Customer shall be responsible for payment of Level 3's then-current standard nonrecurring charges for such termination, rearrangement or reconfiguration.

5. Level 3 provides only access to the Internet, Level 3 does not operate or control the information, services, opinions or other content of the Internet Customer agrees that it shall make no claim whatsoever against Level 3 relating to the content of the Internet or respecting any information, product, service or software ordered through or provided by virtue of the Internet.

                     Standard Service Level Agreement (SLA)
                     --------------------------------------
                                   Release 1
                                   ---------
                                 Managed Modem


Managed Modem service will be backed by a Service Delivery SLA.

NOTE:  The total number of credits per month is limited to four days.


Service Delivery SLA
--------------------

 .   30 Calendar Day Installation Guarantee for Customers buying Managed Modem service in speeds from 64 KBPS - 1.544 Kbps within the Standard Service
    Area.
 .   45 Calendar Day Installation Guarantee for Customers buying Managed Modem service in speeds from 3 Mbps - 45 Mbps within the Standard Service Area.
 .   Single toll-free number to reach Level 3 Customer Service for all customer issues, including technical, billing, and product inquiries.
 .   Time to Respond - Within 30 minutes
 .   2 hour calendar month Average Time To Repair (ATTR)

If Level 3 fails to meet any of the guarantees above, Level 3 will review all reported failures at the end of the month, and calculate the applicable credits:

>Any customer inquiry to the Level 3 Customer Service Center that results in a Time to Respond of >30 minutes will result in a one day service credit when the customer notifies Level 3 of the failure.

>ATTR is calculated as a monthly average. All reported customer trouble tickets will be totaled over the month, then the average time to close each ticket will be calculated. If the ATTR is greater than 2 hours, the customer will receive a one day service credit.

>Credits will only be applied to events where the Customer reports a failure to the Level 3 Customer Care organization. Customers must report any Service Delivery failures within five business days of the event.